                              LETTER OF TRANSMITTAL

                    To Tender Shares of Class A Common Stock

                                       of

                             REPUBLIC BANCORP, INC.
            Pursuant to The Offer to Purchase Dated February 12, 2001

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK
           CITY TIME ON MARCH 13, 2001, UNLESS THE OFFER IS EXTENDED.


The Depositary for the Offer is: COMPUTERSHARE TRUST COMPANY OF NEW YORK

BY MAIL:                            BY HAND OR OVERNIGHT DELIVERY:            BY FACSIMILE TRANSMISSION:
Wall Street Station                 Wall Street Plaza                         (for Eligible Institutions only)
P.O. Box 1010                       88 Pine Street, 19th Floor                (212) 701-7636
New York, New York 10268-1010       New York, New York 10005                  Confirm by Telephone:
                                                                              (212) 701-7624

                           DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)

[ ] Check here if any of the certificates representing Shares that you own have been lost, destroyed or stolen, See Instruction 17. Number of Shares represented by lost, destroyed or stolen certificates:

    Tendered Class A Certificates                                 Name(s) and Address(es) of Registered Holder(s)  (Please use pre-
 (Attach Signed  Additional  List if Necessary)                   addressed label or fill in as name(s) appear(s) on certificate(s))

     Class A                               Number of
   Certificate          Number of           Shares
    Number(s)*           Shares           Tendered**



   -----------         -----------        -----------

Shares tendered upon
conversion of Class B***
                                      -----------------

        Total Shares Tendered

                                      -----------------
Indicate in this box the order (by certificate  number) in which your Shares are to be  purchased.  (Attach  an  additional  signed list(s) if  necessary).  See Instruction 3.****

1st:                       2nd:                      3rd:                       4th:

       * DOES NOT need to be  completed  if you are  tendering  your  Shares  by book-entry transfer.
      ** Unless otherwise indicated,  all Shares evidenced by each certificate will be deemed to have been tendered.
     *** See  Instruction 15 if you are tendering  Shares acquired by converting Class B Common Stock.
    **** If you do not  designate  an order,  then in the  event  less than all Shares tendered are purchased pursuant to he Offer, your Shares tendered herewith will be selected for purchase by the Depositary.


          This Letter of Transmittal is for use in connection with the Offer to Purchase for Cash Shares of Class A Common Stock of Republic Bancorp, Inc. dated February 12, 2001 (the "Offer to Purchase"). Only shares of Class A Common Stock of Republic Bancorp, Inc. ("Shares") may be tendered pursuant to this Letter of Transmittal.

          Delivery of this Letter of Transmittal and all other documents to an address, or transmission of instructions to a facsimile number, other than as set forth above does not constitute a valid delivery. Please read carefully the entire Letter of Transmittal, including the accompanying instructions, before checking any box below. This Letter of Transmittal is to be used only if (a) certificates are to be forwarded herewith (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or (b) delivery of shares is to be made by book-entry transfer to the Depositary's account at The Depositary Trust Company (the "DTC") pursuant to the procedures set forth in the Offer to Purchase.

          If you desire to tender Shares pursuant to the Offer and you cannot deliver your Share certificate(s) (or you are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal are delivered to the Depositary prior to the expiration date, you may tender your Shares according to the guaranteed delivery procedures set forth in the section of the Offer to Purchase titled "Procedure for Tendering Shares." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Depositary.

          "Expiration date" means 5:00 p.m., New York City time, on March 13, 2001, unless and until Republic, in its sole discretion, extends the Offer, in which case the "expiration date" means the latest time and date at which the Offer, as extended, expires.

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS



                                    ODD LOTS

                              (SEE INSTRUCTION 14)

          Complete this section only if you own, or are tendering on behalf of a person who owns, beneficially or of record, an aggregate of fewer than 100 Shares and you are tendering all of your Shares.

          The undersigned either (check one box):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ]  is a  broker, dealer, commercial bank, trust company or  other nominee that
     (a) is tendering for the beneficial owner(s), Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of the Shares.

                THIS BOX IS FOR USE BY ELIGIBLE INSTITUTIONS ONLY

[ ] Check here if tendered Shares are being delivered by book-entry transfer to the Depositary's account at DTC and complete the following:

        Name of Tendering Institution:------------------------------------------


        (Please Print): --------------------------------------------------------


        DTC Account No.:--------------------------------------------------------


        Transaction Code No.:---------------------------------------------------


[ ] Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

        Name(s) of Registered Holder(s):----------------------------------------


        (Please Print): --------------------------------------------------------


        Date of Execution of Notice of Guaranteed Delivery:---------------------


        Name of Institution that Guaranteed Delivery:---------------------------


        DTC Account No.:--------------------------------------------------------


        Transaction Code No.:---------------------------------------------------

                          TENDER AND POWER OF ATTORNEY

To Computershare Trust Company of New York:

          The undersigned hereby tenders to Republic Bancorp, Inc., a Kentucky corporation ("Republic"), the above described shares of Class A Common Stock of Republic (the "Shares"), at a price per Share indicated in this Letter of Transmittal, net to the seller in cash, without interest, on the terms and conditions described in the Offer to Purchase, dated February 12, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the "Offer".

          Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Republic all right, title and interest in and to all Shares tendered and orders the registration of all Shares if tendered by book-entry transfer and irrevocably constitutes and appoints Computershare Trust Company of New York (the "Depositary") as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares with full knowledge that the Depositary also acts as the agent of Republic, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

      o deliver certificate(s) for the Shares or transfer ownership of the Shares on the account books maintained by DTC, together, in either such case, with any and all accompanying evidences of transfer and authenticity, to or upon the order of Republic upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) for such Shares;

      o present certificates for the Shares for cancellation and transfer on Republic's books; and

      o receive all benefits and otherwise exercise all rights of legal and beneficial ownership of the Shares to which the undersigned would be entitled by virtue of the ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

      The undersigned hereby represents and warrants to Republic that:

      1. the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and when and to the extent Republic accepts the Shares for payment, Republic will acquire good, marketable and unencumbered title to the tendered Shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Shares, and not subject to any adverse claims;

      2. the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that

         (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), in the Shares or equivalent securities at least equal to the Shares being tendered, and

         (b)  the tender of Shares complies with Rule14e-4 under the 1934 Act;

      3. the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Republic to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered; and

      4. the undersigned has read, understands and agrees to all of the terms of the Offer.

          The undersigned understands that Republic's acceptance of Shares tendered pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Republic upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Republic pay interest on the Purchase Price, including without limitation, by reason of any delay in making payment.

          All authorities conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

          The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing Shares tendered. The certificate numbers, the number of Shares evidenced by the certificates, and the number of Shares that the undersigned wishes to tender should be set forth in the appropriate boxes above, and the price at which the shares are being tendered should be set forth in the appropriate boxes below.

          The undersigned understands that Republic will, upon the terms and subject to the conditions of the Offer, determine a single per share price, not less than $8.00 nor greater than $10.00, net to the seller in cash (the "Purchase Price"), that it will pay for Shares properly tendered and not withdrawn prior to the expiration date pursuant to the Offer, taking into account the number of Shares tendered and the prices specified by tendering shareholders. Republic will select the lowest Purchase Price that will allow it to buy 1,000,000 Shares or, if a lesser number of Shares are properly tendered, all Shares that are properly tendered and not properly withdrawn. All Shares acquired in the Offer will be acquired at the same Purchase Price. All Shares properly tendered at prices equal to or below the Purchase Price and not properly withdrawn will be purchased on the terms and subject to the conditions of the Offer, including the "odd lot" priority, proration and conditional tender provisions described in the Offer to Purchase. Shares tendered at prices in excess of the Purchase Price that is selected by Republic and Shares not purchased because of proration or conditional tenders will be returned without expense to the shareholder.

          The undersigned recognizes that, under the circumstances set forth in the Offer to Purchase, Republic may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below. The undersigned acknowledges that Republic has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for Shares from the name of its registered holder(s), or to order the registration or transfer of any Shares tendered by book-entry transfer, if Republic does not purchase any of the Shares represented by such certificate or tendered by such book-entry transfer.

          The check for the aggregate net Purchase Price for the Shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" below.

                               CONDITIONAL TENDERS

                               (SEE INSTRUCTION 9)

          You may condition the tender of your Shares upon the purchase by Republic of a specified minimum number of the Shares you are tendering hereby (which minimum number can be all of the Shares you are hereby tendering), all as described in the Offer to Purchase. It is your responsibility to calculate the minimum number of Shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of Shares specified, your tender will be deemed unconditional.

     [ ] Minimum number of Shares that must be purchased, if any are purchased:_____________Shares.

          If, because of proration, the minimum number of Shares that you designated above will not be purchased, Republic may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Shares and checked the following box.

     [ ] The tendered Shares represent all of the Shares held by me.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


         PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                               (See Instruction 5)

                               CHECK ONLY ONE BOX.

          IF YOU CHECK MORE THAN ONE BOX OR IF YOU DO NOT CHECK A BOX, YOU
                   HAVE NOT VALIDLY TENDERED YOUR SHARES.

              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

[  ]  I want to maximize the chance of having Republic  purchase  all the Shares
      I am tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes below, I hereby tender Shares and am willing to accept the Purchase Price resulting from the Dutch auction tender process. This action could result in me receiving a price per Share that could be as low as $8.00.

                                       OR

               SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER

By checking ONE of the boxes below instead of the box above, I hereby tender Shares at the price checked. I acknowledge this action could result in none of the Shares being purchased if the Purchase Price is less than the price checked. (Shareholders who desire to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered.)

Price (in Dollars) per Share at Which You Are Tendering Your Shares:

      [  ]$8.00          [  ]$8.675          [  ]$9.25          [  ]$9.825
      [  ]$8.125         [  ]$8.75           [  ]$9.375         [  ]$10.00
      [  ]$8.25          [  ]$8.875          [  ]$9.50                --
      [  ]$8.375         [  ]$9.00           [  ]$9.675               --
      [  ]$8.50          [  ]$9.125          [  ]$9.75                --

                          SPECIAL PAYMENT INSTRUCTIONS

Complete this box ONLY if you want certificate(s) for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer to be returned by credit to an account at the book-entry transfer facility other than the one designated earlier.

       Issue:          [  ]Check             [  ]Certificate(s)      to:

      Name:  -------------------------------------------------------------------

      Address: -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
                               (Include Zip Code)

               -----------------------------------------------------------------
   (Taxpayer Identification or Social Security Number.  See Substitute Form W-9)

[ ]Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

      Account Number:    -------------------------------------------------------



                          SPECIAL DELIVERY INSTRUCTIONS

Complete this box only if you want certificate(s) for Shares not tendered or not purchased and/or any check for the aggregate Purchase Price of Shares purchased, issued in your name, to be mailed or sent to someone other than you or to you at an address other than that shown under "Description of Shares" above.

      Mail:            [  ]Check             [  ]Certificate(s)      to:

      Name:  -------------------------------------------------------------------


      Address: -----------------------------------------------------------------

                ----------------------------------------------------------------

                ----------------------------------------------------------------

                               (Include Zip Code)

Republic has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for Shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Republic does not purchase any of the Shares represented by such certificate or tendered by such book-entry transfer.

                                PLEASE SIGN HERE
             (PLEASE ALSO COMPLETE AND RETURN THE ENCLOSED FORM W-9)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

->---------------------------------------------------------------------------<-

->---------------------------------------------------------------------------<-

Dated: __________________________________________________________________, 2001

Name(s):------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title): ---------------------------------------------------------


Address:   ---------------------------------------------------------------------


Areas Code(s) and Telephone Number(s):------------------------------------------



                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Name of Firm:-------------------------------------------------------------------


Authorized Signature:-----------------------------------------------------------


Name:---------------------------------------------------------------------------
                                 (Please Print)

Title:--------------------------------------------------------------------------


Address:------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:-------------------------------------------------


Dated: __________________________________________________________________, 2001

                              LETTER OF TRANSMITTAL

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. SIGNATURE GUARANTEE. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an "Eligible Institution". An "Eligible Institution" is a bank, broker dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended. No signature guarantee is required if either:

      o this Letter of Transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in DTC whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

      o  the shares are tendered for the account of an Eligible Institution.

      If you are simultaneously converting Class B Common Stock and tendering the Shares you receive upon conversion, you must comply with Section 14.

      In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if:

      o  certificates for  Shares  are  delivered with it to the Depositary , or
      o the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary, or
      o a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase.

      Unless Shares are being tendered by book-entry transfer, as described below, (a) a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal (including any required signature guarantees), (b) certificates for the Shares being tendered, and
      (c) any other documents required by the Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this document and must be received by the Depositary prior to the expiration of the Offer. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

      Shares also may be validly tendered pursuant to the procedures for book-entry transfer as described in the Offer to Purchase. In order for Shares to be validly tendered by book-entry transfer, the Depositary must receive, prior to the expiration date of the Offer, (a) confirmation of such delivery and (b) either a properly completed and executed Letter of Transmittal (or manually signed facsimile thereof) or an Agent's Message if the tendering shareholder has not delivered a Letter of Transmittal, and (c) and all documents required by the Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Republic may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against you.

      If your Share certificates are not immediately available, you cannot deliver your Shares and all other required documents to the Depositary or you cannot complete the procedure for delivery by book-entry transfer prior to the expiration date, you may tender your Shares pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure:

      (i)  such tender must be made by or through an Eligible Institution;

      (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Republic (with any required signature guarantees) must be received by the Depositary prior to the expiration of the Offer; and

      (iii)the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase.

      The method of delivery of all documents, including Share certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

      Except as specifically permitted by the Offer to Purchase, no alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), you waive any right to receive any notice of the acceptance for payment of the Shares.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If you wish to tender fewer than all the Shares represented by any certificate delivered to the Depositary, fill in the number of Shares that are to be tendered in the box entitled "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to you, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For your Shares to be validly tendered by this Letter of Transmittal, you must either:

         o check the box under "Shares Tendered at Price Determined by Dutch Auction"; or

         o check the box indicating the price per Share at which you are tendering your Shares under "Shares Tendered at a Price Determined by Shareholder."

      By checking the box under "Shares Tendered at Price Determined by Dutch Auction," you agree to accept the Purchase Price that results from the Dutch auction tender process, which could be as low as $8.00. By checking a box under "Shares Tendered at a Price Determined by Shareholder," you acknowledge that doing so could result in none of your Shares being purchased if the Purchase Price for such Shares is less than the price you check. You may only check one box. If you check more than one box, or if you do not check a box, you have not validly tendered your Shares. If you wish to tender portions of your Shares at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your Shares. You cannot tender the same Shares (unless previously validly withdrawn as provided in the Offer to Purchase) at more than one price.

6. SIGNATURE ON LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, THE SIGNATURE(S) MUST CORRESPOND WITH THE NAME(S) AS WRITTEN ON THE FACE OF THE CERTIFICATES WITHOUT ALTERNATION, ENLARGEMENT OR ANY CHANGE WHATSOEVER.

      If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

      If this Letter of Transmittal is signed by the registered holder(s)of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

      If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Republic of the authority of such person so to act must be submitted.

7. TRANSFER TAXES. Republic will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however:

         o payment of the aggregate Purchase Price is to be made to any person other than the registered holder(s), or
         o Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder(s), or

         o if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal,

      then the Depositary will deduct the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this letter of transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

9. CONDITIONAL TENDERS. As described in the Offer to Purchase, you may tender Shares subject to the condition that a specified minimum number of your Shares tendered must be purchased if any such Shares so tendered are purchased. Under certain circumstances, Republic may prorate the number of Shares purchased pursuant to the Offer. In that case, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement if such conditionally tendered Shares are subsequently selected by lot for purchase. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of Shares to be purchased to fall below 1,000,000, then, to the extent feasible, Republic will select enough of such conditional tenders that would otherwise have been so withdrawn to permit Republic to purchase 1,000,000 Shares. However, to be eligible for purchase by random lot, you must have tendered all your Shares and checked the box so indicating. In selecting among such conditional tenders, Republic will select by lot and will limit its purchase in each case to the designated minimum number of Shares to be purchased.

      All tendered Shares will be deemed unconditionally tendered unless the "Conditional Tenders" box is completed. As discussed in the Offer to Purchase, the number of Shares to be purchased from a particular shareholder may affect the tax treatment of such purchase to such shareholder and such shareholder's decision whether to tender. Each shareholder is urged to consult with his or her own tax advisor. Any tendering shareholder wishing to make a conditional tender must calculate and appropriately indicate such minimum number of Shares.

10. TAXPAYER IDENTIFICATION NUMBER, SUBSTITUTE FORM W-9. Under federal income tax law, a shareholder who receives a payment pursuant to the Offer is required to provide the Depositary with the shareholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9. A Substitute Form W-9 appears on the page following the last page of these instructions. If the Depositary is not provided the correct TIN, payments that are made to the shareholder or other payee with respect to the Offer may be subject to 31% backup withholding.

      Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a completed IRS Form W-8
      Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

      If the backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

      The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder or other payee has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is also completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, the withheld amount will be refunded to the shareholder if a TIN is provided to the Depositary within 60 days.

      The shareholder is required to give the Depositary the TIN (e.g., his social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

11. WITHHOLDING FOR NON-U.S. SHAREHOLDERS. Although a non-U.S. shareholder may be exempt from U.S. federal backup withholding, certain payments to non-U.S. shareholders are subject to U.S. withholding tax at a rate of 30%. Foreign shareholders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

12. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent, MacKenzie Partners, Inc. at 156 Fifth Avenue, New York, New York 10010, and such copies will be furnished promptly at Republic's expense. Shareholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

13. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Republic, in its sole discretion, which determination is final and binding on all parties. Republic reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of Republic's counsel, be unlawful. Republic also reserves the absolute right to waive any of the conditions of the Offer (other than the Avoidance of Rule 13e-3 Transaction Condition and the No Legal Prohibition Condition) and any defect or irregularity in the tender of any particular Shares or any particular shareholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of Republic, the Depositary or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

14. ODD LOTS. If Republic is to purchase fewer than all Shares properly tendered and not properly withdrawn, the Shares purchased first will consist of all Shares properly tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 Shares and who tenders all of such shareholder's Shares at or below the Purchase Price. This preference will not be available unless the section captioned "Odd Lots" is completed.

15. CLASS B COMMON STOCK. Shares of Class B Common Stock of Republic are convertible into shares of Class A Common Stock on a one-for-one basis. In order to simultaneously convert Class B Common Stock into Class A Common Stock and validly tender the Shares acquired upon conversion of the Class B Common Stock pursuant to the Offer, you must deliver to the Depositary, prior to the expiration date:

      o a properly completed and duly executed Notice of Conversion substantially in the form provided by Republic
      o a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal (including any required signature guarantees),

      o certificates for the shares of Class B Common Stock being converted, and

      o  any other documents required by the Letter of Transmittal.

      All of the above must be delivered to the Depositary prior to the expiration of the Offer. No guaranteed delivery procedures are available if you must convert in order acquire the Shares you are tendering.

16. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in the Offer to Purchase, you may designate the order in which your Shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on the Shares purchased is long-term or short-term (depending on the holding period for the Shares purchased) and the amount of gain or loss recognized for federal income tax purposes.

17.   LOST, STOLEN OR DESTROYED CERTIFICATES.       If     your   certificate(s)
      representing Shares have been lost, stolen or destroyed, so indicate. The Depositary will send you additional documentation that will need to be completed to effectively surrender such lost, stolen or destroyed certificates.

18. WAIVER OF CONDITIONS. The conditions set forth in this Letter of Transmittal are for the sole benefit of Republic and may be asserted prior to the expiration date by Republic regardless of the circumstances giving rise to any such conditions or may be waived at any one time and from time to time prior to the expiration date in Republic's sole discretion.

                                    IMPORTANT

          This Letter of Transmittal (or a manually signed facsimile of it) together with share certificates or confirmation of book-entry transfer and all other required documents must be received by the Depositary, or the Notice of Guaranteed Delivery must be received by the Depositary, prior to the expiration date of the Offer.

          Any questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Requests for additional copies of the Offer to Purchase and Letter of Transmittal may be directed to the Information Agent.

                     THE INFORMATION AGENT FOR THE OFFER IS:

                                [GRAPHIC OMITTED]

                            [MACKENZIE PARTNERS, INC. LOGO]
                                156 Fifth Avenue

                            New York, New York 10010

                          (212) 929-5500 (Call Collect)

                       E-mail: proxy@mackenziepartners.com

                                       or

                          CALL TOLL-FREE (800) 322-2885


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




PAYER'S NAME:  COMPUTERSHARE TRUST COMPANY OF NEW YORK
                               Part 1 - PLEASE PROVIDE YOUR TIN IN                _________________________
                               THE BOX AT RIGHT AND CERTIFY BY                          Social Security Number
SUBSTITUTE                     SIGNING AND DATING BELOW.                          OR_______________________
                                                                                    Employer Identification Number

FORM  W-9                      PART 2 -                                           Part 3 -
                               CERTIFICATION - Under penalties of perjury,        Awaiting TIN      [  ]
DEPARTMENT OF THE              I certify that:
TREAURY                        (1)  the number shown on this form is my correct
INTERNAL REVENUE SERVICE            Taxpayer Identification Number (or I am
                                    waiting for a number to be issued to me) and
                               (2)  I am not subject to backup withholding either
                                    because   (i)  I  am  exempt   from   backup
                                    withholding,   or  (ii)  I  have   not  been
                                    notified  by the  Internal  Revenue  Service
                                    ("IRS")   that  I  am   subject   to  backup
                                    withholding  as a  result  of a  failure  to
                                    report all interest or  dividends,  or (iii)
                                    the IRS has  notified me that I am no longer
                                    subject to backup withholding. and

                               (3) I am a U.S. person (including a U.S. resident alien).
REQUEST FOR TAXPAYER CERTIFICATION INSTRUCTIONS - You must cross out Part 2 item
(2) above if IDENTIFICATION NUMBER you have been notified by the IRS that you are currently subject to backup (TIN) AND CERTIFICATION withholding because of under reporting interest on dividends on your tax returns.

                               However,  if after being notified by the IRS that
                               you  were  subject  to  backup   withholding  you
                               received another  notification  from the IRS that
                               you are no longer subject to backup  withholding,
                               do not cross out such item (2).

                               SIGNATURE: ____________________________     DATE: ______________



NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
         WITHHOLDING, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
         TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
         DETAILS .

     YOU MUST COMPLETE THE FOLLOWING  CERTIFICATE IF YOU CHECKED THE BOX IN PART
     3 OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE: ________________________________         DATE: ___________________



                                       17